UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

P10, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40937	87-2908160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2699 Howell Street, Suite 1000, Dallas, Texas 75204

(Address of principal executive offices) (Zip Code)

(214) 865-7998

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	PX	New York Stock Exchange
(indicate by check mark)
NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 12, 2026, P10, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation changing the Company’s name from “P10, Inc.” to “Ridgepost Capital, Inc.”, effective as of February 11, 2026 (the “Effective Date”). The Company’s board of directors also adopted the Second Amended and Restated Bylaws of the Company solely reflecting the name change, effective as of the Effective Date. Copies of the Certificate of Amendment and the Second Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On January 12, 2026, the Company issued a press release announcing the Company’s name change to Ridgepost Capital, Inc., effective as of February 11, 2026, a copy of which is included as Exhibit 99.1 hereto and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference into any Company filing made under the Securities Act of 1933, as amended, or under the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

As of the Effective Date, the Company’s common stock is expected to begin trading on The New York Stock Exchange and NYSE Texas under the ticker symbol “RPC”. The CUSIP number assigned to the Company’s common stock will not change in connection with the change of ticker symbol on the Effective Date.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, with an effective date of February 11, 2026

3.2	Second Amended and Restated Bylaws, effective as of February 11, 2026

99.1	Press Release of P10, Inc. dated January 12, 2026

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P10, INC.

Date: January 12, 2026	/s/ Amanda Coussens
Amanda Coussens
Chief Financial Officer